Nurix Therapeutics Blazing a New Path in Medicine Investor Presentation January 2022 Exhibit 99.1

Important Notice and Disclaimers This presentation contains information relating to Nurix Therapeutics, Inc. (the “Company,” “we," "us" or "our") and forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical results and other future conditions. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective drug candidates; the timing of our planned IND submissions for our drug candidates; the planned timing and conduct of our clinical trial programs for our drug candidates, preclinical activities, research and development costs, current and prospective collaborations; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach and DELigase™ platform may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our anticipated drug candidates, including our DeTIL and DeCART opportunities. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, performance or events and circumstances could differ materially from those expressed or implied in our forward-looking statements due to a variety of factors, including risks and uncertainties related to our ability to advance our drug candidates; obtain regulatory approval of and ultimately commercialize our product candidates; the timing and results of preclinical and clinical trials; our ability to fund development activities and achieve development goals; the impact of the COVID-19 pandemic on our business; our ability to protect intellectual property; and other risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended November 30, 2020 filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2021 filed with the SEC on October 14, 2021, and other filings we make from time to time with the SEC. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. ©Nurix Therapeutics. All rights reserved.

©Nurix Therapeutics. All rights reserved. Leading the Field of Targeted Protein Modulation Industry leading targeted protein modulation platform over 5 billion DEL compounds 15 targeted protein degradation drug discovery programs advancing from DELigase platform Regulatory clearance to initiate four wholly owned clinical programs (two INDs, two CTAs) Key Accomplishments in 2021 Advance four programs through Phase 1a and initiate Nurix’s first Phase 1b/2 clinical trial  Advance Nurix’s drug discovery pipeline with a new development candidate entering IND-enabling studies Continue to lead the targeted protein modulation field supported by premier partners, investors, and employees Goals for 2022

Nurix Delivered on Key Milestones in 2021, a Year of Significant Execution

	H1 2021*	H2 2021*
NX-2127 (oral BTK degrader / IMiD)	✓ **Initiate Phase 1 trial** IND accepted by FDA Enrollment ongoing	✓ **Present initial dose escalation data** Positive proof of mechanism
NX-5948 (oral BTK degrader)	✓ **Define differentiated profile** Crosses blood brain barrier in animals Active in autoimmune animal models	✓ **Initiate Phase 1 trial** CTA accepted by MHRA Enrollment anticipated in H1 2022
NX-1607 (oral CBL-B inhibitor)	✓ **Present additional preclinical data** Poster presented at 2021 AACR Annual Meeting	✓ **Initiate Phase 1 trial** CTA accepted by MHRA Enrollment ongoing
DeTIL-0255 (drug-enhanced TIL)	✓ **Complete engineering manufacturing runs**	✓ **Initiate Phase 1 trial** IND accepted by FDA Enrollment anticipated in H1 2022

* All anticipated timing was based on calendar-year periods

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Advancing Four Wholly Owned Clinical Programs with a Deep Pipeline of Proprietary and Partnered Novel Targets

Drug Program	Target / Delivery	Therapeutic Area	Discovery	IND enabling	Phase 1	Phase 2	Phase 3
NX-2127 Degrader	BTK + IMiD activity *Oral*	B-cell Malignancies					
NX-5948 Degrader	BTK *Oral*	B-cell Malignancies and Autoimmune Diseases					
NX-1607 Inhibitor	CBL-B *Oral*	Immuno-oncology					
DeTIL-0255 Cell therapy	Adopted cell therapy with *Ex vivo CBL-B inhibition*	Gynecologic malignancies					
Discovery pipeline							
Wholly owned	Degraders and inhibitors of multiple targets including E3 ligases, T cell kinase, hematology & oncology drivers, and viral proteins						
Gilead Sciences	5 targets						
Sanofi	5 targets						

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©Nurix Therapeutics. All rights reserved. Nurix’s DELigase Platform: Leading the Industry in DNA-Encoded Libraries for Targeted Protein Modulation DELigase Protein Modulation Platform BB2 BB3 BB1 Proprietary DNA-Encoded Libraries, > 5x109 compounds >30 E3 ligases currently in discovery Chimeric Targeting Molecules (CTMs) Decrease specific protein levels Ligase Inhibitors Increase specific protein levels DELigaseTM is a versatile drug discovery platform comprised of massive DNA-encoded libraries (DEL) now containing over 5 billion compounds Nurix can rapidly screen an expanded universe of E3 ligases and proteins previously thought to be undruggable Nurix can modulate specific protein levels up or down with its drug discovery platform

DELigase® Enables Efficient Chimeric Targeting Molecule Discovery and Design



1
Billions of proprietary DNA-Encoded Library (DEL) compounds
BB2
BB3
BB1
BB = Chemical Building Blocks
2
Target proteins and E3 ligases are screened using DEL
Target
DNA Barcode
E3 Ligase
3
Binders from DEL are joined via a linker to construct CTMs
CTM
4
CTM recruits E3 ligase to target protein, triggering ubiquitin transfer and degradation
Ubiquitin

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Nurix's BTK Degrader Portfolio:
A Differentiated Approach to B-Cell Malignancies

- **BTK is standard of care target however mutational escape represents a major unmet need**
  - BTK inhibitors are approved for CLL/SLL, mantle cell lymphoma, Waldenstrom's macroglobulinemia, marginal zone lymphoma, with estimated 2021 sales ~ $8.5 billion
  - Next generation BTK inhibitors continue to be susceptible to mutational escape
- **Opportunities to meet unmet need with BTK degraders differentiated action**
  - Catalytic nature of targeted protein degraders provide a new MOA with fundamentally different PK/PD from inhibitors
  - Unique dual activity: NX-2127 combines the activities of BTK degradation and IMiDs which may be beneficial across a range of hematologic malignancies, particularly in NHL / DLBCL

NX-2127: BTK degrader with IMiD activity. Developing across multiple B-cell malignancies (CLL, MCL, WM, MZL, DLBCL, FL)

NX-5948: BTK degrader without IMiD activity. Developing for targeted B-cell malignancies and autoimmune diseases


BTK Inhibitors
Validation
CLL and MCL Patients Respond to Targeted Agents
Durability Can Be Years
Resistance Mutations
None Approved for Certain Forms of NHL
Opportunities

BTK, Bruton tyrosine kinase; IMiD, Immunomodulatory imide drugs; DLBCL, Diffuse large B cell lymphoma; CLL, Chronic lymphocytic leukemia, SLL, small lymphocytic lymphoma; MCL, Mantle cell lymphoma; WM, Waldenstrom's macroglobulinemia; MZL, Marginal zone lymphoma; FL, Follicular lymphoma; NHL, non-Hodgkin lymphoma

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NX-2127 Degrades Both BTK and IMiD Neosubstrate Aiolos NX-2127 shows potent BTK degradation in TMD8 cells (human DLBCL cell line) NX-2127 degradation of Aiolos in human T cells occurs at a similar potency to lenalidomide and pomalidomide ©Nurix Therapeutics. All rights reserved. BTK Degradation in TMD8 Cells Aiolos Degradation in T Cells

NX-2127 Potently Inhibits Growth of Ibrutinib-Resistant Tumor Cell Lines NX-2127 retains potent growth inhibition relative to BTK inhibitors in a tumor cell line carrying the C481S mutation Degradation of BTK with NX-2127 may offer a therapeutic option for patients who develop resistance to BTK inhibitors NX-2127 also shows superior activity to BTK inhibitors in wild-type TMD8 cells ©Nurix Therapeutics. All rights reserved.

The next generation non-covalent BTK inhibitor, pirtobrutinib, has an activity curve similar to other BTK inhibitors NX-2127 shows similar potency and greater depth of cell killing compared to pirtobrutinib Compounds active against BTK reduce cell viability at low doses, but this effect plateaus IMiDs promote more complete killing but require higher doses to reduce cell viability The combined BTK and IMiD activities of NX-2127 allow it to potently and completely kill REC-1 cells ©Nurix Therapeutics. All rights reserved. The Advantage of IMiD Activity Plus BTK Degradation in REC-1 Mantle Cell Lymphoma Cells: Complete Cell Killing by NX-2127

TMD8 Tumors Increasing BTK Degradation Correlates with Significant Tumor Growth Inhibition N/A: Not applicable; TGI: tumor growth inhibition. Treatment Oral gavage dose (mg/kg) % BTK degradation in circulating B cells % BTK degradation in TMD8  tumor tissue % TGI vs Vehicle (Day 24) P value vs Vehicle Vehicle 0 0.0±3.2 0.0±1.8 N/A 0 NX-2127 10 69.3±1.5 79.8±1.4 58% 0.0492 30 80.2±1.8 83.7±1.3 74% <0.0001 90 90.8±0.4 90.4±1.4 100% <0.0001 Ibrutinib 30 N/A N/A 62% 0.0004 Circulating B cells Tumor Growth ©Nurix Therapeutics. All rights reserved.

NX-2127-001: Phase 1 First-in-Human Clinical Trial Design

Two-Part Phase 1 Monotherapy Trial of NX-2127 in Relapsed or Refractory B-Cell Malignancies



Dose Escalation
Potential Dose Expansion
Objectives:
- Assess safety and tolerability
- Identify maximum tolerated dose
- Evaluate PK/PD
• Oral daily dosing
Dose escalation
100 mg
Dose Level 1
200 mg
Dose Level 2
300 mg
Dose Level 3
400 mg
Dose Level 4
CLL with BTK C481 mutation (n≈20)
CLL unselected (n≈20)
MCL, MZL, WM (n≈20)
FL (n≈20)
DLBCL (n≈20)
Status*
Complete
Complete
Enrolling
Potential

CLL, chronic lymphocytic leukemia; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; WM, Waldenstrom's macroglobulinemia.

*** Status as of October 2021 data presentation**

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Robust BTK Degradation Observed in All Patients Dosed Regardless of Baseline BTK Protein Levels MFI: geometric mean fluorescence intensity in circulating CD19+ B cells. Oral daily treatment of NX-2127 induced a rapid and significant decrease in BTK levels that was sustained throughout dosing Patients have varying levels of BTK in B cells at the start of treatment  ©Nurix Therapeutics. All rights reserved.

BTK Degradation Table of Enrolled Patients Dose Patient % BTK Degraded Baseline Day 2 Day 8 Day 15 Day 22 Day 29 Average Steady State* Day 56 100 mg Patient 1 (CLL) 0 62.8 76.9 78.0 85.5 82.0 81.8 81.4 200 mg Patient 2 (CLL) 0 75.1 90.5 96.1 95.4 96.1 95.9 96.0 Patient 3 (MCL) 0 74.0 92.7 94.6 95.4 92.3 94.1 94.7 Patient 4 (WM) 0 63.6 56.8 91.5 91.5 Patient 5 (CLL) N/A Patient 6 (SLL) 0 6.9 85.1 Cohort 2, Patient 4: Last dose given on Cycle 1 Day 15, discontinued due to disease progression Cohort 2, Patient 5: Baseline sample was not collected due to inclement weather (Hurricane Ida), thus % degradation could not be calculated. *Average steady state is calculated with available % BTK degraded values from Day 15, Day 22 and Day 29 ©Nurix Therapeutics. All rights reserved.

Clinical Response Observed in Patient 1 ©Nurix Therapeutics. All rights reserved. Patient History: 78-year-old male with stage IV CLL Prior Treatments: 1. Rituximab, 2015 2. Ibrutinib, 2015-2021 Disease at Study Entry: Bone Marrow Involvement: 85.4% Spleen: Enlarged (15.7 cm) Nodal Lesions: Several, largest 4.2 cm Multiple resistance mutations ª Spleen % change is the percent change to a reference “normal” of 13 cm. b Response for this patient as per International working group on chronic lymphocytic leukemia (iwCLL) c Listed as partial remission in database. DLT: dose limiting toxicity; SAE: serious adverse event; AE: adverse event; ANC: absolute neutrophil count; Hgb: hemoglobin, Plt: platelet count, ALC: absolute lymphocyte count, SPD: sum of product diameters Disease Assessment Time Point Hgb (g/dL) Plt (K/uL) ALC (K/uL) Spleen (cm) Spleen % changeª Lymph Node SPD (cm2) Nodal SPD % Change Responseb Baseline 14.3 112 16.4 15.7 --- 27.1 --- ---- Week 8 13.2 133 36.9 14.8 -33% 13.4 -51% Stable Diseasec Week 16 14.1 114 22.5 14.2 -56% 10.8 -60% Partial remission with lymphocytosis Safety Exposure No dose interruptions or modifications DLT’s None SAE’s None Grade 3 or > AE Neutropenia (ANC = 860), resolved without intervention

NX-5948 is a Differentiated BTK Degrader Being Developed for CLL/NHL and Autoimmune Diseases ©Nurix Therapeutics. All rights reserved. Differentiated profile NX-5948 retains potent activity against both wild type and mutant BTK NX-5948 spares IMiD activity, unlike NX-2127 NX-5948 crosses the blood brain barrier in animal models and degrades BTK in both brain-resident lymphoma cells and microglia Strategy and Implications Establish safety and preliminary clinical activity in B-cell malignancies Explore the treatment of patients with CNS+ B-cell malignancies Further explore potential for autoimmune indications Next Steps Anticipate dosing first patient in Phase 1a trial in H1 2022 Initial proof of mechanism PK/PD data anticipated in H2 2022

NX-5948-301: Phase 1 First-in-Human Clinical Trial Design

Two-Part Phase 1 Monotherapy Trial of NX-5948 in Relapsed or Refractory B-Cell Malignancies


Dose Escalation
Potential Dose Expansion
Objectives:
- Assess safety and tolerability
- Identify maximum tolerated dose
- Evaluate PK/PD
Dose escalation
• Oral daily dosing
Dose Level 1
Dose Level 2
Dose Level 3
Dose Level 4
CLL with BTK C481 mutation
CLL unselected
DLBCL or MCL
FL, MZL, or WM
Primary CNS lymphoma

CLL, chronic lymphocytic leukemia; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; WM, Waldenstrom's macroglobulinemia; CNS, central nervous system.

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CBL-B: A Modulator of T Cell Activation and a Novel Target for Immuno-oncology

- CBL-B is an E3 ligase that regulates the immune system by specifically ubiquitinating proteins involved in signaling through the T cell antigen receptor
- Blocking CBL-B removes a brake on the immune system
- CBL-B function is supported by mouse and human genetics

NX-1607: Optimized CBL-B inhibitor for oral delivery. Developing as an oral intracellular checkpoint inhibitor for treating solid tumors.

NX-0255: Optimized CBL-B inhibitor for *ex vivo* use. Developing in conjunction with autologous T cell therapies including TIL and CAR T.



APC
MHC
CD80/86
Signal 1
TCR
CD28
Signal 2
CBL-B
T cell
Activation

CBL-B inhibition

- ↑ IL-2 production
- ↑ Proliferation
- ↑ Central memory phenotype
- ↑ Anti-tumor activity
- ↓ Threshold of activation
- ↓ T cell exhaustion

Synergy with anti-PD-1

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©Nurix Therapeutics. All rights reserved.

CBL-B Inhibitor NX-1607 Elevates Cytokines Including IL-2 in Human Donor T Cells ©Nurix Therapeutics. All rights reserved. NX-1607 increases stimulation-dependent production of key activation cytokines NX-1607 has no impact in the absence of T cell stimulation Oral NX-1607 is expected to produce key cytokines locally in tumors, driving a more robust anti-tumor response IL-2 secretion increases with concentration and potency of CBL-B inhibition

Single-Agent NX-1607 Induces Long Term Survival in Metastatic, Triple Negative, Breast Cancer Model ©Nurix Therapeutics. All rights reserved. 4T1 breast carcinoma cells metastasize from subcutaneous space to distant sites Survival in Metastatic Breast Cancer Model Day 15: Surgical removal of primary Log-rank (Mantel-Cox) test of treatment vs Vehicle Dosing period Once daily oral dosing of NX-1607 Tumors implanted at Day 0 Surgical removal of primary tumor at Day 15 NX-1607 was given before the surgery from day 7 to day 15 (neo-adjuvant phase) and continued after surgery (adjuvant phase) until day 46

Combination of NX-1607 and Anti-PD-1 Synergize to Enhance Anti-Tumor Effects and Survival of Tumor-bearing Mice ©Nurix Therapeutics. All rights reserved. **** ** * Log-rank (Mantel-Cox) test of vehicle vs treatment Combination of NX-1607 and anti-PD-1 treatment significantly improves anti-tumor response and survival in mice bearing two tumors relative to vehicle or anti-PD-1 alone Tumors from both flanks plotted Two-way ANOVA of treatment group vs vehicle control ** **** Treatment Period Anti-PD-1 Antibody, Oral NX-1607 CBL-B Inhibitor, and Combined Treatment

NX-1607-101: Phase 1 First-in-Human Clinical Trial Design Two-Part Phase 1 Monotherapy Trial of NX-1607 in Relapsed or Refractory Tumors Dose Escalation Dose escalation Potential Dose Expansion Melanoma Squamous Cell Carcinoma of the Head and Neck (HNSCC) Platinum Resistant Epithelial Ovarian Cancer (EOC) Non-small Cell Lung Cancer (NSCLC) Gastric Cancer Objectives:  Assess safety and tolerability Identify maximum tolerated dose Evaluate PK/PD including proprietary biomarkers Oral daily dosing Dose Level 1 ©Nurix Therapeutics. All rights reserved. Dose Level 2 Dose Level 3 Dose Level 4 Dose Level 5 Dose Level 6 Metastatic Castration Resistant Prostate Cancer (mCRPC) Mixed Solid Tumor Cohort Diffuse Large B-cell Lymphoma with Richter Transformation (DLBCL-RT) Checkpoint resistant tumors Immunosuppressive microenvironment Poorly immunogenic tumors

Drug Enhanced Tumor Infiltrating Lymphocytes (DeTIL-0255) ©Nurix Therapeutics. All rights reserved. DeTIL-0255 is created by ex vivo CBL-B inhibition with small-molecule NX-0255, producing a TIL cell therapy product with enhanced characteristics that overcomes the major limitations of current TIL therapy Drug-Enhanced Tumor Infiltrating Lymphocytes DeTIL-0255 is a one-time autologous cell therapy product Major limitations of TIL: 1.Suboptimal manufacture success rate 2.Exhausted phenotype after in vitro expansion 3.Unpredictable efficacy and durability

NX-0255 *ex vivo* Treatment Provides Robust Anti-Tumor Activity in Mouse Model of Adoptive T Cell Therapy

Reduction in Tumor Growth in Mouse ACT Tumor Model


ACT
No ACT control
CD3 Stim control
IL-2
NX-0255
IL-2 + NX-0255
Tumor Volume mm3 (Mean±SEM)
1500
1000
500
0
0
10
20
30
Days post implant

Improvement in Conditional Survival in Mouse ACT Tumor Model


Probability of Survival
100
50
0
0
20
40
60
80
Days
****
***
**
**
IL-2 + NX-0255
NX-0255
IL-2
CD3 Stim control
No ACT control

- CD8+ cells exposed to NX-0255 alone *ex vivo* resulted in superior conditional survival compared to using IL-2 alone
- CD8+ cells exposed to NX-0255 and IL-2 combined *ex vivo* exert a deeper anti-tumor response
- NX-0255 *ex vivo* exposure period is only three days, anti-tumor effects persist for over a month after engraftment
- Animals that rejected tumor were rechallenged 80 days post ACT, and all animals rejected tumor
- One-year post infusion, tumor-specific T cells in recipient mice remained enhanced

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Oral NX-1607 Augments Anti-Tumor Activity Observed with ex vivo NX-0255 Combination in ACT Mouse Model ©Nurix Therapeutics. All rights reserved. Reduction in Tumor Growth in Mouse ACT Tumor Model Improvement in Conditional Survival in Mouse ACT Tumor Model Oral NX-1607 treatment once daily further enhances conditional survival and anti-tumor activity of T cells expanded for three days with recombinant IL-2 plus NX-0255 ex vivo in adoptive cell therapy mouse model The combination of oral CBL-B inhibition with DeTIL-0255 will be explored as a means to improve outcomes and potentially reduce the need for systemic IL-2 **

DeTIL-0255-201: Phase 1 First-in-Human Clinical Trial Design

Two-Part Phase 1 Monotherapy Trial of DeTIL-0255 in Relapsed or Refractory Gynecological Cancers

Safety Run in (3-6 patients)

Objectives:
- Assess safety and tolerability
- Assess preliminary efficacy

In-hospital treatment (~3 weeks)

Biopsy → DeTIL production (22 days) → Conditioning chemotherapy (Cy / Flu) → DeTIL infusion 1 x 10^9 cells to 150 x 10^9 cells → IL-2 infusions

Cohort Expansion

- Platinum Resistant Epithelial Ovarian Cancer (~ 15 patients)
- Recurrent, Metastatic or Persistent Cervical Cancer (~ 15 patients)
- Advanced or Recurrent Endometrial Cancer (~ 15 patients)

Cy, Cyclophosphamide; Flu, Fludarabine; IL-2, Interleukin-2

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Advancing Our Proprietary and Partnered Pipelines with Financial Strength ©Nurix Therapeutics. All rights reserved. Financial Highlights $465 million in cash as of August 31, 2021 $518 million raised in equity financings in 2020-2021 $276 million to date from partnership upfront payments $19.5 million to date in partnership progress milestones Upfront payment of $45M and up to $2.3B in additional payments, including early discovery milestones June 2019 December 2019 Gilead Sciences Sanofi Upfront payment of $55M, expansion option payment of $22M in January 2021, and up to $2.5B in additional payments, including early discovery milestones Two premier partnerships, each with five targeted protein degradation discovery programs Nurix has option for 50/50 U.S. co-development for two drug candidates from each partner Nurix internal programs excluded

Advancing Our Pipeline to Multiple Clinical Milestones in 2022 NX-2127 Initiate Phase 1b trial in mid-2022 Present additional Phase 1a clinical results in H2 2022 NX-5948 Dose first patient in Phase 1a trial in H1 2022 Establish Phase 1a PK/PD in H2 2022 ©Nurix Therapeutics. All rights reserved. NX-1607 Establish Phase 1a PK/PD in mid-2022 DeTIL-0255 Dose first patient in Phase 1 trial in H1 2022 Phase clinical update from safety run in H2 2022 Investor R&D day Planned for Q2 2022 Note: All anticipated timing is based on calendar-year periods

Thank you Nurix Therapeutics